Condensed Consolidated Statements of Operations (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Jan. 31, 2016	Jan. 31, 2015	Jan. 31, 2014
Stock-based expenses	$ 593,628	$ 564,765	$ 503,280
Loss on conversions of convertible senior notes	0	$ 10,326	214
0.75% Convertible Senior Notes due January 15, 2015 | Notes Payable to Banks [Member]
Contractual interest rate		0.75%
Cost of revenues
Amortization of purchased intangibles from business combinations	80,918	$ 90,300	109,356
Stock-based expenses	69,443	53,812	45,608
Marketing and sales
Amortization of purchased intangibles from business combinations	77,152	64,673	37,179
Stock-based expenses	289,152	286,410	258,571
Research and development
Stock-based expenses	129,434	121,193	107,420
General and administrative
Stock-based expenses	105,599	103,350	91,681
Other Non-Operating Expense [Member]
Amortization of purchased intangibles from business combinations	$ 3,636	$ 0	$ 0